EXHIBIT 99.1

TERMINATION AGREEMENT AND MUTUAL RELEASE

This Termination Agreement and Mutual Release (this “
Agreement
”) is entered into as of February 27, 2020 (the “
Effective Date
”), by and among PreCheck Health Services, Inc., a Florida corporation (“
Purchaser
”), Dr. Albert Maarek (“
A. Maarek
”), Irina Maarek (“
I.
Maarek
”), Richard Clement (“
Clement
”), and Rudy Maarek (“
R. Maarek
,” and, together with A. Maarek, I. Maarek and Clement, the “
Sellers
”, and each, individually, a “
Seller
”), the Purchaser and Sellers being collectively referred to herein as the “
Parties
,” and each, individually, as a “
Party
.”

RECITALS

WHEREAS, reference is hereby made to that certain Stock Purchase Agreement, dated as of August 22, 2019, by and among Purchaser, A. Maarek, I. Maarek, Clement, and R. Maarek (the “
Purchase Agreement
”);

WHEREAS, the Parties have agreed to terminate the Purchase Agreement as of the Effective Date (the “
Termination
”);

WHEREAS, except as set forth in this Agreement, the Parties hereby agree to resolve all claims that they have or may have against each other, whether now known or unknown, arising from or related in any way to the Agreement and the Parties’ relationship (as further set forth herein);

WHEREAS, the Parties recognize and acknowledge that the execution of this Agreement and performance hereunder will not be deemed to be an admission of any liability or wrongdoing whatsoever on the part of any Party; and

WHEREAS, by this Agreement, the Parties intend to enter into a complete and final resolution of all of the claims and disputes, asserted or unasserted, known or unknown, that now exist or may hereafter arise by reason of the Purchase Agreement, the Termination and this Agreement, except as otherwise set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals, mutual covenants and other good and valuable consideration contained in this Agreement, the Parties hereby agree as follows:

1.
TERMINATION
. The Parties hereby agree to terminate the Purchase Agreement pursuant to Section 8 thereof. On the Effective Date, the Purchase Agreement shall terminate and be of no further force and effect. Notwithstanding any provision of the Purchase Agreement to the contrary, no Party shall have any further obligations thereunder or with respect thereto, except as specifically set forth herein. For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, that certain Supply and Private Label Agreement, dated as of November 12, 2018, as amended on November 12, 2018, by and between LD Technology, LLC, a Florida limited liability company, and Purchaser (the “
Supply Agreement
”), shall remain in full force and effect.

2.
MUTUAL RELEASE
.

a. Except as to the rights and obligations created by this Agreement, and in consideration of the foregoing agreements, Purchaser and its employees, representatives, agents, subsidiaries, affiliated entities, successors and assigns, do hereby absolutely, fully and forever release, relieve and discharge each Seller and all of their respective successors and assigns, from any and all claims, demands, obligations, liabilities and causes of action of any nature whatsoever, whether known or unknown, whether based on tort, contract, indemnity, or any other theory of recovery, solely arising out of or in any way related to the any and all claims that Purchaser may have arising out of or relating to the Purchase Agreement, the Termination and this Agreement or the Parties relationship from the beginning of time to full execution of this Agreement (“
Purchaser’s Claims
”).

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b. Except as to the rights and obligations created by this Agreement, and in consideration of the foregoing agreements, each Seller and their respective successors and assigns, does hereby absolutely, fully and forever release, relieve and discharge Purchaser, and all of its current and former officers, employees, representatives, agents, subsidiaries, affiliated entities, successors and assigns, from any and all claims, demands, obligations, liabilities and causes of action of any nature whatsoever, whether known or unknown, whether based on tort, contract, indemnity, or any other theory of recovery, arising out of or in any way related to the Purchase Agreement or the Parties relationship from the beginning of time to full execution of this Agreement (“
Sellers’ Claims
”). Purchaser’s Claims and Sellers’ Claims shall collectively be referred to as the “
Claims
.”

c. The Parties intend to release all Claims within the scope of the foregoing release, whether known or unknown, suspected or unsuspected. For the avoidance of doubt, the mutual releases set forth in this Section 2 shall not apply to the Supply Agreement.

3.
NON-ADMISSION OF LIABILITY
. Each of the Parties hereto agrees and acknowledges that this Agreement is the result of a compromise and shall never be construed as an admission of liability or wrongdoing by any Party for any purpose.

4.
REPRESENTATIONS AND WARRANTIES
. The Parties each hereby represent and warrant that: (i) there are no other agreements with any other party which would prevent them from entering into this Agreement; (ii) each person executing this Agreement has the full authority to execute this Agreement on behalf of the Party on whose behalf he or she so signs, that he or she is acting within the scope of such authority, and that it is thereby binding on such Party to this Agreement; and (iii) it has not assigned or transferred or purported to assign or transfer to any person or entity any rights under the Purchase Agreement or any actual or potential claim or any portion of any actual or potential claim against any other Party to this Agreement and they are the sole owners of the Claims released.

5.
NOTICES
. All notices provided for in this Agreement shall be made in accordance with Section 10(c) of the Purchase Agreement.

6.
ATTORNEYS’ FEES AND COSTS
.
Each Party shall bear its own attorneys’ fees and costs, if any, arising out of or related to the preparation of this Agreement and the Claims released herein. In the event of any action arising out of a breach of this Agreement, the prevailing party in such action or proceeding shall be entitled to an award of the attorneys’ fees and costs incurred by the prevailing party in the prosecution or defense of such action or proceeding.

7.
BINDING EFFECT
. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon the Parties, their respective parents, subsidiaries, affiliates, heirs, devisees, personal representatives, members, managers, directors, officers, shareholders, investors, employees, predecessors, affiliates, former and present, successors, and assigns, and all persons acting by, through, under, or in concert with any of them, including any independent contractors hired by any of them.

8.
WAIVER
. No breach of any provision hereof can be waived unless in writing. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

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9.
SEVERABILITY
. The Parties hereto covenant and agree that in the event that any provision of this Agreement should be held by a court of competent jurisdiction to be void, voidable, illegal or unenforceable in any respect, the remaining portions thereof and provisions hereof shall nevertheless remain in full force and effect as if such void, voidable, illegal or unenforceable provision had never been contained in this Agreement.

10.
GOVERNING LAW; FORUM
. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, as set forth in Section 10(d) of the Purchase Agreement.

11.
ENTIRE AGREEMENT
. This Agreement may be executed and delivered in two or more counterparts, each of which, including but not limited to pages transmitted by facsimile or e-mail attachment, when so executed and delivered, shall be deemed to be an original. This Agreement between the Parties forms the entire agreement with respect to the subject matter of this Agreement and supersedes all prior agreements between the Parties, whether oral or written, respecting the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto each have approved and executed this Agreement effective as of the Effective Date.

PRECHECK HEALTH SERVICES, INC.	/s/ Irina Maarek
IRINA MAAREK

/s/ Justin E. Anderson	Address:
By: Justin E. Anderson, CEO

Address:
305 W. Woodard Street, Suite 221
Denison TX 75020

/s/ Dr. Albert Maarek	/s/ Richard Clement
DR. ALBERT MAAREK	RICHARD CLEMENT

Address:	Address:

/s/ Rudy Maarek
RUDY MAAREK

Address:

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